Segment information	12 Months Ended
Dec. 31, 2017
Segment Reporting [Abstract]
Segment information
Segment information

Operating segments
We provide harsh environment offshore drilling services to the oil and gas industry. The Company’s performance is reviewed by the chief operating decision maker as one single business segment, mobile units.

Geographic segment data
Revenues are attributed to geographical segments based on the country of operations for drilling activities; that is, the country where the revenues are generated. The following presents the Company’s revenue by geographic area:

	Year ended December 31,
(In millions of U.S. dollars)	2017	2016	2015
Norway	210.0	483.2	648.6
United Kingdom	47.5	51.5	99.1
Total	257.5	534.7	747.7

As of December 31, 2017, one of the Company’s drilling rigs, with a net book value of $574.6 million, was located in the United Kingdom and all other rigs were located in Norway. At December 31, 2016, one drilling rig, with a net book value of $610.3 million, was located in United Kingdom and all other rigs were located in Norway. Asset location at the end of the period is not necessarily indicative of the geographic distribution of the revenues or operating profits generated by such assets during the period.

Major Customers
In the years ended December 31, 2017, 2016 and 2015, the Company had the following customers with contract revenues greater than 10% in any of the years presented:

	Year ended December 31,
Contract revenue split by client	2017	2016	2015
Statoil	32%	40%	44%
ExxonMobil	—%	25%	25%
Conoco Phillips	49%	25%	18%
Total	8%	10%	13%
Nexen	11%	—%	—%
Total	100%	100%	100%